SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  April 23, 1996

                         BALCOR EQUITY PROPERTIES-XII
         ------------------------------------------------------------
                           Exact Name of Registrant

Illinois                                0-11126
- ---------------------------             -----------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3169763
- ---------------------------             -----------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
- ---------------------------
Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600

ITEM 5. OTHER INFORMATION
- ------------------------------------------

Brierwood Apartments

In 1983, the Partnership acquired the Brierwood Apartments, Jacksonville, Florida, utilizing approximately $2,956,000 in offering proceeds. The property was acquired subject to mortgage financing of approximately $4,285,000, consisting of first and second mortgage loans. The second mortgage loan of $1,470,000 was prepaid in 1989. In 1994, the first mortgage loan was refinanced with a new mortgage loan (the "Loan") in the amount of $3,780,000. The Partnership received excess refinancing proceeds of $1,699,000.

On April 23, 1996, the Partnership contracted to sell the property for a sale price of $5,400,000 to an unaffiliated party, ERP Operating Limited Partnership (the "Purchaser"), an Illinois limited partnership. The Purchaser has deposited $300,000 into an escrow account as earnest money. The Purchaser has the option, to be exercised prior to May 22, 1996, to assume the Loan at closing. If the option is exercised, the Purchaser is obligated to deposit an additional $200,000 into the escrow account no later than May 23, 1996. At closing, the Loan, which is expected to have a then outstanding balance of approximately $3,752,000, will be either assumed by the Purchaser or repaid from the sale proceeds, with the remainder of the purchase price paid in cash. The Purchaser will pay all closing costs relating to the sale, including title charges and prepayment or assumption fees relating to the Loan. Of the remaining sale proceeds, an amount not to exceed $500,000 will be retained by the Partnership and not be available until 120 days after closing. Neither the General Partner, its affiliates nor any unaffiliated third party will receive a brokerage commission in connection with the sale of the property. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the property of $67,500. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale, including legal fees.

If the Loan is to be repaid at closing, the closing will occur on the earliest day the holder of the Loan will permit the Loan to be repaid, to be no earlier than June 6, 1996. If the Purchaser has exercised the option to assume the Loan, the closing will be extended to a date no later than July 19, 1996.

Affiliates of the General Partner have simultaneously contracted to sell 18 other properties to the Purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ----------------------------------------------------------------------

     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (99) Agreement of Sale and attachment thereto relating to the sale of the Brierwood apartment complex, Jacksonville, Florida.

     No information is required under Items 1, 2, 3, 4, 6 and 8 and these items have, therefore, been omitted.


Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR EQUITY PROPERTIES-XII

                         By:  Balcor Partners-XII, an Illinois
                                general partnership, its general
                                partner

                         By:  RGF-Balcor Associates-II,
                                an Illinois general partnership,
                                a partner

                         By:  The Balcor Company,
                                a Delaware corporation,
                                a partner

                         By:  /s/Jerry M. Ogle
                            ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  May 8, 1996